UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2011
R. G. Barry Corporation
(Exact name of registrant as specified in its charter)

Ohio	001-08769	31-4362899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13405 Yarmouth Road N.W., Pickerington, Ohio	43147

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 864-6400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.
On March 31, 2011, Baggallini, Inc., formerly known as Barry Holding Co., an Ohio corporation and wholly owned subsidiary of R. G. Barry Corporation (the “Company”), completed its acquisition of substantially all the assets of baggallini, Inc., an Oregon corporation (the “Seller”), pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) dated March 15, 2011, with the Seller and its owners. The assets acquired included, among other items, accounts receivable, inventory and intellectual property. A copy of the Purchase Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 18, 2011, and is incorporated herein by this reference.
The purchase price was $33,750,000 in cash and the assumption of certain specified liabilities of the Seller. The Purchase Agreement also provides for an adjustment to the purchase price post-closing if the closing date working capital of the Seller is greater or less than a specified amount. A portion of the purchase price will be placed in escrow for a period of 18 months to satisfy any indemnification claims that might be asserted against Seller under the Purchase Agreement.
The purchase price for the acquisition was funded through a $30,000,000 term loan under an unsecured Credit Agreement with Huntington National Bank dated March 1, 2011 (the “Credit Agreement”) and cash on hand. A copy of the Credit Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 2, 2011, and is incorporated herein by this reference.
On April 1, 2011, the Company issued a press release announcing the closing of the acquisition. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The financial statements required by Item 9.01(a) will be filed by amendment to this Form 8-K within 71 calendar days after the date on which this Form 8-K must be filed.
(b) Pro forma financial information.
The pro forma financial information required by Item 9.01(b) will be filed by amendment to this Form 8-K within 71 calendar days after the date on which this Form 8-K must be filed.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 1, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. G. Barry Corporation
Dated: March 31, 2011	By:	/s/ José G. Ibarra
José G. Ibarra
Senior Vice President — Finance, Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated March 31, 2011
R. G. Barry Corporation

Exhibit No.	Description

99.1	Press Release dated April 1, 2011